Exhibit 10.1

FORM OF SHARE PURCHASE AGREEMENT

Yoshiyuki Aikawa (hereinafter referred to as “Party A”) and ● (hereinafter referred to as “Party B”) hereby conclude this Share Purchase Agreement (hereinafter referred to as “this Agreement”) regarding the acquisition by Party B of shares of Aikawa Equity Management Co., Ltd. (hereinafter referred to as the “Target Company”) held by Party A, as follows.

Article 1 (Purpose)

Subject to the terms and conditions set forth in this Agreement, Party A shall transfer to Party B, and Party B shall acquire from Party A, (i) ● shares of the issued Class B Shares of the Target Company as described in Exhibit 1 (hereinafter referred to as the “Class B Shares”), (ii) ● shares of the issued Class C Shares of the Target Company as described in Exhibit 2 (hereinafter referred to as the “Class C Shares”), and (iii) ● shares of the issued Class D Shares of the Target Company as described in Exhibit 3 (hereinafter referred to as the “Class D Shares,” and collectively with the Class B Shares and the Class C Shares, the “Subject Shares”) (hereinafter referred to as the “Share Transfer”).

Article 2 (Price)

The total purchase price for the Subject Shares (hereinafter referred to as the “Purchase Price”) shall be ￥●, the breakdown of which is as follows:

Share Class	Price
Class B Shares	￥● (￥33,417 per share)
Class C Shares	￥● (￥33,417 per share)
Class D Shares	￥● (￥33,417 per share)

Article 3 (Closing)

1.	Party A and Party B shall conduct the Share Transfer on March 6, 2026, or on a date separately agreed upon between Party A and Party B (hereinafter referred to as the “Closing Date”).
2.	Conditioned upon the full satisfaction of the conditions stipulated in Article 5, Paragraph 1, Party A shall, on the Closing Date and in exchange for the actions of Party B stipulated in the next paragraph, transfer all of the Subject Shares held by Party A to Party B and deliver to Party B the written request for change of entry in the shareholder registry relating to the Subject Shares (with all items to be entered by Party A filled in and bearing Party A’s name and seal impression).
3.	Conditioned upon the full satisfaction of the conditions stipulated in Article 5, Paragraph 2, Party B shall, on the Closing Date and in exchange for the actions of Party A stipulated in the preceding paragraph, either (i) pay the Purchase Price by wire transfer to a bank account separately designated by Party A, or (ii) separately conclude a quasi-loan for consumption agreement with Party A, with the obligation to pay the Purchase Price as the object of the loan for consumption. In the case of (i), the fees for the wire transfer and other expenses shall be borne by Party B.

Article 4 (Representations and Warranties)

1.	Party A represents and warrants to Party B that the matters described in Exhibit 4 are true and accurate as of the date of execution of this Agreement and the Closing Date.
2.	Party B represents and warrants to Party A that the matters described in Exhibit 5 are true and accurate as of the date of execution of this Agreement and the Closing Date.

Article 5 (Conditions Precedent)

1.	Party A’s obligation set forth in Article 3, Paragraph 2 shall be subject to the satisfaction of the following condition, unless explicitly waived by Party A in writing:

(1) The representations and warranties of Party B stipulated in Article 4, Paragraph 2 are true and accurate in all material respects as of the date of execution of this Agreement and the Closing Date.

2.	Party B’s obligation set forth in Article 3, Paragraph 3 shall be subject to the satisfaction of the following condition, unless explicitly waived by Party B in writing:

(1) The representations and warranties of Party A stipulated in Article 4, Paragraph 1 are true and accurate in all material respects as of the date of execution of this Agreement and the Closing Date.

Article 6 (Put Option)

If, on or after April 1, 2029, the closing stock price of SBC Medical Group Holdings, Inc. on a NASDAQ trading day falls below ￥335 (the amount converted into Japanese Yen using the Telegraphic Transfer Buying Rate (TTB) of MUFG Bank, Ltd. as of the day (Japan time) the relevant trading day ends (or the next bank business day if that day is a bank holiday in Japan)), Party B may request Party A to purchase all Subject Shares held by Party B at the same amount as the Purchase Price during the period from that trading day until the price again reaches or exceeds ￥335 (provided that whether a request has been made during such period shall be judged based on the time the request is sent). In such case, Party A shall purchase all Subject Shares held by Party B within 10 business days from the date of receipt of such request, in accordance with the provisions of this Article.

Article 7 (Call Option)

If, after the date of execution of this Agreement, Party B ceases to have a retainer or employment relationship with any of ●or ●, Party A may request Party B to sell all Subject Shares held by Party B at the same amount as the Purchase Price, at any time after the termination of such retainer or employment contract. In such case, Party B shall sell all Subject Shares held by Party B to Party A within 5 business days from the date of receipt of such request, in accordance with the provisions of this Article.

Article 8 (Confidentiality)

Party A and Party B shall not disclose or leak to any third party (excluding advisors engaged by Party A or Party B) any confidential information of the other party or the contents of this Agreement obtained in relation to this Agreement, without the prior written consent of the other party, nor shall they use such information for any purpose other than the performance of this Agreement. This shall not apply, however, if disclosure is required by law, requested by a relevant authority, or necessary for filing a notification, etc. with an administrative agency regarding the transaction contemplated by this Agreement.

Article 9 (Public Announcement)

Party A and Party B shall fully consult on the timing, content, and manner of press releases and other public announcements regarding the Share Transfer and shall make such announcements only with the prior oral or written consent of the other party. This shall not apply, however, if disclosure is required by law or requested by a relevant authority.

Article 10 (Damages)

Each party to this Agreement may claim against the breaching party compensation for damages and reasonable attorney’s fees incurred by it due to a breach of the representations or warranties under this Agreement or a breach of the obligations under this Agreement by the other party.

Article 11 (Rights and Obligations under this Agreement)

Neither Party A nor Party B shall assign, transfer, encumber, or otherwise dispose of its status under this Agreement or its rights and obligations based thereon, without the prior written consent of the other party.

Article 12 (Governing Law)

This Agreement shall be governed by and construed in accordance with the laws of Japan.

Article 13 (Jurisdiction)

The Tokyo District Court shall have exclusive jurisdiction in the first instance over all lawsuits related to this Agreement.

Article 14 (Consultation)

Party A and Party B shall consult in good faith at any time and seek resolution regarding matters not stipulated in this Agreement and matters about which a doubt arises concerning the provisions of this Agreement.

IN WITNESS WHEREOF, two originals of this Agreement have been prepared, and Party A and Party B have each affixed their names and seals and retain one original copy.

[Date], 2026

Party A: ●

Yoshimi Aikawa

Party B: [Address]

●

Exhibit 1

Terms of Class B Shares

1. Voting Rights

1.	Voting Rights at Shareholders Meetings

A shareholder holding Class B Shares (hereinafter referred to as a “Class B Shareholder”) shall have one vote per Class B Share at the Shareholders’ Meeting and at the class shareholders’ meeting consisting of Class B Shareholders (hereinafter referred to as the “Class B Shareholders’ Meeting”).

2.	Voting Rights at Class Shareholders’ Meetings

(a) The Company shall not be required to pass a resolution at a Class B Shareholders’ Meeting when taking any action listed in the items of Article 322, Paragraph 1 of the Companies Act, except where otherwise provided by law.

(B) The Company shall not be required to pass a resolution at a Class B Shareholders’ Meeting when determining the subscription requirements for Class B Shares or Stock Acquisition Rights with Class B Shares as their object, or when delegating such determination.

2. Dividend of Surplus

When the Company pays a dividend of surplus, it shall pay the dividend of surplus to the Class B Shareholders or registered pledgees of Class B Shares (hereinafter referred to as “Class B Registered Pledgees”) on a pari passu basis with the shareholders holding Common Shares (hereinafter referred to as “Common Shareholders”) and registered pledgees of Common Shares (hereinafter referred to as “Common Registered Pledgees”).

3. Distribution of Residual Assets

When the Company distributes residual assets, it shall distribute the residual assets to the Class B Shareholders or Class B Registered Pledgees on a pari passu basis with the Common Shareholders and Common Registered Pledgees.

4. Right to Demand Acquisition for Cash Consideration

1.	Acquisition Right

A Class B Shareholder may, on or after April 1, Reiwa 9 (2027), during the Class B Acquisition Request Period stipulated in (2) below, and subject to the conditions stipulated in (3) below (hereinafter referred to as the “Class B Acquisition Right Exercise Conditions”), request the Company to acquire all or part of the Class B Shares held by the shareholder for cash consideration (hereinafter referred to as the “Class B Acquisition Request”). The Company shall acquire the Class B Shares subject to the Class B Acquisition Request and, in exchange for the acquisition, shall deliver to the Class B Shareholder the property stipulated in (5) below (hereinafter referred to as the “Class B Acquisition Consideration”), limited to the amount of distributable assets stipulated in Article 461, Paragraph 2 of the Companies Act (hereinafter referred to as the “Distributable Assets”) as of the Class B Acquisition Effective Date stipulated in (4) below, within the extent permitted by law, on the Class B Acquisition Effective Date. However, if multiple Class B Shareholders make an acquisition request effective on the same Class B Acquisition Effective Date and the aggregate request exceeds the Distributable Assets, the Class B Shares to be acquired shall be determined by pro-rata allocation based on the number of shares requested for acquisition by each Class B Shareholder.

2.

3.	Class B Acquisition Request Period, etc.

The Class B Acquisition Request Period shall be the first week of the period stipulated in (a) and (b) below, and the period other than the Class B Acquisition Request Period within the period stipulated in (a) and (b) below shall be the Class B Acquisition US Listed Company Stock Sale Period.

(a) In relation to SBC Medical Group Holdings, Inc. (hereinafter referred to as the “US Listed Company”), for 40 days starting from the first trading day following the lapse of one trading day after the announcement of the quarterly financial results pursuant to the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, and other related laws and regulations, or the timely disclosure rules of The Nasdaq Stock Market (hereinafter referred to as “Nasdaq”) (hereinafter collectively referred to as the “Related Laws and Regulations, etc.”).

(b) Notwithstanding the provision of (a) above, for the announcement of the quarterly financial results, excluding the last quarter of each fiscal year of the US Listed Company, if the final day of the period stipulated in (a) above falls on or after the 7th day prior to the last day of the relevant quarter, the period shall be until the 8th day prior to the last day of the relevant quarter. For the announcement of the financial results for the last quarter of each fiscal year of the US Listed Company, if the final day of the period stipulated in (a) above falls on or after the last day of the calendar month following the month in which the financial results were announced, the period shall be until the last day of the following calendar month.

4.	Class B Acquisition Right Exercise Conditions

The Class B Shareholder making a Class B Acquisition Request must have a retainer or employment relationship with any of ● or ● (hereinafter collectively referred to as the “Target Medical Corporations”) or a consolidated subsidiary (meaning a consolidated subsidiary as defined in Article 2, Item 4 of the Regulation on the Terminology, Forms and Preparation Methods of Consolidated Financial Statements; the same shall apply hereinafter) of the US Listed Company as of the Class B Acquisition Effective Date.

5.	Class B Acquisition Effective Date

The Class B Acquisition Effective Date shall be the last business day of the calendar month following the calendar month to which the Class B Acquisition US Listed Company Stock Sale Period immediately succeeding the Class B Acquisition Request Period to which the date the Class B Acquisition Request reaches the Company (hereinafter referred to as the “Class B Acquisition Request Date”; provided that the method of the Class B Acquisition Request shall be as prescribed by the Company, and if such date of reaching falls outside the Class B Acquisition Request Period, the Class B Acquisition Request Date shall be the first day on which the Class B Acquisition Request Period commences for the first time after such date of reaching) belongs. However, if the Class B Acquisition Right Exercise Conditions are not satisfied on the Class B Acquisition Effective Date, the Class B Acquisition Request shall not become effective.

6.	Property to be Delivered in Exchange for Acquisition

In exchange for the acquisition of Class B Shares, the Company shall deliver cash consideration per Class B Share in the amount obtained by deducting (b) an amount equal to 100 times the sum of (i) the equivalent amount of corporate tax (including local tax) per share of the Class B Acquisition Request US Listed Company Stock Sale Period Sold Stock imposed on the Company based on applicable tax laws, and (ii) the equivalent amount of stock trading fees, foreign exchange fees, and remittance fees per share of the Class B Acquisition Request US Listed Company Stock Sale Period Sold Stock imposed in relation to such sale (amounts expressed in US dollars shall be converted into Japanese Yen using the Class B Acquisition Effective Date TTB) from (a) an amount equal to 100 times the weighted average sale price per share of the US Listed Company Stock sold by the Company during the Class B Acquisition Request US Listed Company Stock Sale Period (hereinafter referred to as the “Class B Acquisition Request US Listed Company Stock Sale Period Sold Stock”) (provided that if the number of Class B Acquisition Request US Listed Company Stock Sale Period Sold Stock is 0, the most recent closing price of the US Listed Company Stock on Nasdaq as of the Class B Acquisition Effective Date), converted into Japanese Yen using the Telegraphic Transfer Buying Rate (TTB) of MUFG Bank, Ltd. (hereinafter referred to as the “Class B Acquisition Effective Date TTB”) as of the Class B Acquisition Effective Date. Furthermore, if there is a fraction less than one yen in the cash to be delivered in exchange for the acquisition of Class B Shares related to the Class B Acquisition Request, it shall be rounded down.

5. Restriction on Transfer

The transfer or acquisition of Class B Shares shall be subject to the approval by a majority decision of the Company’s directors, to be obtained by the Class B Shareholder or the acquirer.

Exhibit 2

Terms of Class C Shares

1. Voting Rights

1.	Voting Rights at Shareholders Meetings

A shareholder holding Class C Shares (hereinafter referred to as a “Class C Shareholder”) shall have one vote per Class C Share at the Shareholders’ Meeting and at the class shareholders’ meeting consisting of Class C Shareholders (hereinafter referred to as the “Class C Shareholders’ Meeting”).

2.	Voting Rights at Class Shareholders’ Meetings

(a) The Company shall not be required to pass a resolution at a Class C Shareholders’ Meeting when taking any action listed in the items of Article 322, Paragraph 1 of the Companies Act, except where otherwise provided by law.

(b) The Company shall not be required to pass a resolution at a Class C Shareholders’ Meeting when determining the subscription requirements for Class C Shares or Stock Acquisition Rights with Class C Shares as their object, or when delegating such determination.

2. Dividend of Surplus

When the Company pays a dividend of surplus, it shall pay the dividend of surplus to the Class C Shareholders or registered pledgees of Class C Shares (hereinafter referred to as “Class C Registered Pledgees”) on a pari passu basis with the Common Shareholders and Common Registered Pledgees.

3. Distribution of Residual Assets

When the Company distributes residual assets, it shall distribute the residual assets to the Class C Shareholders or Class C Registered Pledgees on a pari passu basis with the Common Shareholders and Common Registered Pledgees.

4. Right to Demand Acquisition for Cash Consideration

1.	Acquisition Right

A Class C Shareholder may, on or after April 1, 2028, during the Class C Acquisition Request Period stipulated in (2) below, and subject to the conditions stipulated in (3) below (hereinafter referred to as the “Class C Acquisition Right Exercise Conditions”), request the Company to acquire all or part of the Class C Shares held by the shareholder for cash consideration (hereinafter referred to as the “Class C Acquisition Request”). The Company shall acquire the Class C Shares subject to the Class C Acquisition Request and, in exchange for the acquisition, shall deliver to the Class C Shareholder the property stipulated in (5) below (hereinafter referred to as the “Class C Acquisition Consideration”), limited to the amount of Distributable Assets as of the Class C Acquisition Effective Date stipulated in (4) below, within the extent permitted by law. However, if a Class B Shareholder makes an acquisition request effective on the same date as the Class C Acquisition Effective Date, “limited to the amount of Distributable Assets” in the main clause of this paragraph shall be read as “limited to the amount obtained by deducting the amount of Class B Acquisition Consideration for such Class B Shareholder from the amount of Distributable Assets,” and if multiple Class C Shareholders make an acquisition request effective on the same Class C Acquisition Effective Date and the aggregate request exceeds the Distributable Assets, the Class C Shares to be acquired shall be determined by pro-rata allocation based on the number of shares requested for acquisition by each Class C Shareholder.

2.	Class C Acquisition Request Period, etc.

The Class C Acquisition Request Period shall be the first week of the period stipulated in (a) and (b) below, and the period other than the Class C Acquisition Request Period within the period stipulated in (a) and (b) below shall be the Class C Acquisition US Listed Company Stock Sale Period.

(a) In relation to the US Listed Company, for 40 days starting from the first trading day following the lapse of one trading day after the announcement of the quarterly financial results pursuant to the Related Laws and Regulations, etc.

(b) Notwithstanding the provision of (a) above, for the announcement of the quarterly financial results, excluding the last quarter of each fiscal year of the US Listed Company, if the final day of the period stipulated in (a) above falls on or after the 7th day prior to the last day of the relevant quarter, the period shall be until the 8th day prior to the last day of the relevant quarter. For the announcement of the financial results for the last quarter of each fiscal year of the US Listed Company, if the final day of the period stipulated in (a) above falls on or after the last day of the calendar month following the month in which the financial results were announced, the period shall be until the last day of the following calendar month.

3.	Class C Acquisition Right Exercise Conditions

The Class C Shareholder making a Class C Acquisition Request must have a retainer or employment relationship with any of the Target Medical Corporations or a consolidated subsidiary of the US Listed Company as of the Class C Acquisition Effective Date.

4.	Class C Acquisition Effective Date

The Class C Acquisition Effective Date shall be the last business day of the calendar month following the calendar month to which the Class C Acquisition US Listed Company Stock Sale Period immediately succeeding the Class C Acquisition Request Period to which the date the Class C Acquisition Request reaches the Company (hereinafter referred to as the “Class C Acquisition Request Date”; provided that the method of the Class C Acquisition Request shall be as prescribed by the Company, and if such date of reaching falls outside the Class C Acquisition Request Period, the Class C Acquisition Request Date shall be the first day on which the Class C Acquisition Request Period commences for the first time after such date of reaching) belongs. However, if the Class C Acquisition Right Exercise Conditions are not satisfied on the Class C Acquisition Effective Date, the Class C Acquisition Request shall not become effective.

5.	Property to be Delivered in Exchange for Acquisition

In exchange for the acquisition of Class C Shares, the Company shall deliver cash consideration per Class C Share in the amount obtained by deducting (b) an amount equal to 100 times the sum of (i) the equivalent amount of corporate tax (including local tax) per share of the Class C Acquisition Request US Listed Company Stock Sale Period Sold Stock imposed on the Company based on applicable tax laws, and (ii) the equivalent amount of stock trading fees, foreign exchange fees, and remittance fees per share of the Class C Acquisition Request US Listed Company Stock Sale Period Sold Stock imposed in relation to such sale (amounts expressed in US dollars shall be converted into Japanese Yen using the Class C Acquisition Effective Date TTB) from (a) an amount equal to 100 times the weighted average sale price per share of the US Listed Company Stock sold by the Company during the Class C Acquisition Request US Listed Company Stock Sale Period (hereinafter referred to as the “Class C Acquisition Request US Listed Company Stock Sale Period Sold Stock”) (provided that if the number of Class C Acquisition Request US Listed Company Stock Sale Period Sold Stock is 0, the most recent closing price of the US Listed Company Stock on Nasdaq as of the Class C Acquisition Effective Date), converted into Japanese Yen using the Telegraphic Transfer Buying Rate (TTB) of MUFG Bank, Ltd. (hereinafter referred to as the “Class C Acquisition Effective Date TTB”) as of the Class C Acquisition Effective Date. Furthermore, if there is a fraction less than one yen in the cash to be delivered in exchange for the acquisition of Class C Shares related to the Class C Acquisition Request, it shall be rounded down.

5. Restriction on Transfer

The transfer or acquisition of Class C Shares shall be subject to the approval by a majority decision of the Company’s directors, to be obtained by the Class C Shareholder or the acquirer.

Exhibit 3

Terms of Class D Shares

1. Voting Rights

1.	Voting Rights at Shareholders Meetings

A shareholder holding Class D Shares (hereinafter referred to as a “Class D Shareholder”) shall have one vote per Class D Share at the Shareholders’ Meeting and at the class shareholders’ meeting consisting of Class D Shareholders (hereinafter referred to as the “Class D Shareholders’ Meeting”).

2.	Voting Rights at Class Shareholders’ Meetings

(a) The Company shall not be required to pass a resolution at a Class D Shareholders’ Meeting when taking any action listed in the items of Article 322, Paragraph 1 of the Companies Act, except where otherwise provided by law.

(b) The Company shall not be required to pass a resolution at a Class D Shareholders’ Meeting when determining the subscription requirements for Class D Shares or Stock Acquisition Rights with Class D Shares as their object, or when delegating such determination.

2. Dividend of Surplus

When the Company pays a dividend of surplus, it shall pay the dividend of surplus to the Class D Shareholders or registered pledgees of Class D Shares (hereinafter referred to as “Class D Registered Pledgees”) on a pari passu basis with the Common Shareholders and Common Registered Pledgees.

3. Distribution of Residual Assets

When the Company distributes residual assets, it shall distribute the residual assets to the Class D Shareholders or Class D Registered Pledgees on a pari passu basis with the Common Shareholders and Common Registered Pledgees.

4. Right to Demand Acquisition for Cash Consideration

1.	Acquisition Right

A Class D Shareholder may, on or after April 1, Reiwa 11 (2029), during the Class D Acquisition Request Period stipulated in (2) below, and subject to the conditions stipulated in (3) below (hereinafter referred to as the “Class D Acquisition Right Exercise Conditions”), request the Company to acquire all or part of the Class D Shares held by the shareholder for cash consideration (hereinafter referred to as the “Class D Acquisition Request”). The Company shall acquire the Class D Shares subject to the Class D Acquisition Request and, in exchange for the acquisition, shall deliver to the Class D Shareholder the property stipulated in (5) below, limited to the amount of Distributable Assets as of the Class D Acquisition Effective Date stipulated in (4) below, within the extent permitted by law. However, if a Class B Shareholder and/or a Class C Shareholder makes an acquisition request effective on the same date as the Class D Acquisition Effective Date, “limited to the amount of Distributable Assets” in the main clause of this paragraph shall be read as “limited to the amount obtained by deducting the amount of Class B Acquisition Consideration for such Class B Shareholder and the amount of Class C Acquisition Consideration for such Class C Shareholder from the amount of Distributable Assets,” and if multiple Class D Shareholders make an acquisition request effective on the same Class D Acquisition Effective Date and the aggregate request exceeds the Distributable Assets, the Class D Shares to be acquired shall be determined by pro-rata allocation based on the number of shares requested for acquisition by each Class D Shareholder.

2.	Class D Acquisition Request Period, etc.

The Class D Acquisition Request Period shall be the first week of the period stipulated in (a) and (b) below, and the period other than the Class D Acquisition Request Period within the period stipulated in (a) and (b) below shall be the Class D Acquisition US Listed Company Stock Sale Period.

(a) In relation to the US Listed Company, for 40 days starting from the first trading day following the lapse of one trading day after the announcement of the quarterly financial results pursuant to the Related Laws and Regulations, etc.

(b) Notwithstanding the provision of (a) above, for the announcement of the quarterly financial results, excluding the last quarter of each fiscal year of the US Listed Company, if the final day of the period stipulated in (a) above falls on or after the 7th day prior to the last day of the relevant quarter, the period shall be until the 8th day prior to the last day of the relevant quarter. For the announcement of the financial results for the last quarter of each fiscal year of the US Listed Company, if the final day of the period stipulated in (a) above falls on or after the last day of the calendar month following the month in which the financial results were announced, the period shall be until the last day of the following calendar month.

3.	Class D Acquisition Right Exercise Conditions

The Class D Shareholder making a Class D Acquisition Request must have a retainer or employment relationship with any of the Target Medical Corporations or a consolidated subsidiary of the US Listed Company as of the Class D Acquisition Effective Date.

4.	Class D Acquisition Effective Date

The Class D Acquisition Effective Date shall be the last business day of the calendar month following the calendar month to which the Class D Acquisition US Listed Company Stock Sale Period immediately succeeding the Class D Acquisition Request Period to which the date the Class D Acquisition Request reaches the Company (hereinafter referred to as the “Class D Acquisition Request Date”; provided that the method of the Class D Acquisition Request shall be as prescribed by the Company, and if such date of reaching falls outside the Class D Acquisition Request Period, the Class D Acquisition Request Date shall be the first day on which the Class D Acquisition Request Period commences for the first time after such date of reaching) belongs. However, if the Class D Acquisition Right Exercise Conditions are not satisfied on the Class D Acquisition Effective Date, the Class D Acquisition Request shall not become effective.

5.	Property to be Delivered in Exchange for Acquisition

In exchange for the acquisition of Class D Shares, the Company shall deliver cash consideration per Class D Share in the amount obtained by deducting (b) an amount equal to 100 times the sum of (i) the equivalent amount of corporate tax (including local tax) per share of the Class D Acquisition Request US Listed Company Stock Sale Period Sold Stock imposed on the Company based on applicable tax laws, and (ii) the equivalent amount of stock trading fees, foreign exchange fees, and remittance fees per share of the Class D Acquisition Request US Listed Company Stock Sale Period Sold Stock imposed in relation to such sale (amounts expressed in US dollars shall be converted into Japanese Yen using the Class D Acquisition Effective Date TTB) from (a) an amount equal to 100 times the weighted average sale price per share of the US Listed Company Stock sold by the Company during the Class D Acquisition Request US Listed Company Stock Sale Period (hereinafter referred to as the “Class D Acquisition Request US Listed Company Stock Sale Period Sold Stock”) (provided that if the number of Class D Acquisition Request US Listed Company Stock Sale Period Sold Stock is 0, the most recent closing price of the US Listed Company Stock on Nasdaq as of the Class D Acquisition Effective Date), converted into Japanese Yen using the Telegraphic Transfer Buying Rate (TTB) of MUFG Bank, Ltd. (hereinafter referred to as the “Class D Acquisition Effective Date TTB”) as of the Class D Acquisition Effective Date. Furthermore, if there is a fraction less than one yen in the cash to be delivered in exchange for the acquisition of Class D Shares related to the Class D Acquisition Request, it shall be rounded down.

5. Restriction on Transfer

The transfer or acquisition of Class D Shares shall be subject to the approval by a majority decision of the Company’s directors, to be obtained by the Class D Shareholder or the acquirer.

Exhibit 4

Representations and Warranties of Party A

1.	Party A has full legal capacity and competence as an adult, including the capacity to contract, necessary to conclude and perform this Agreement.
2.	The execution and performance of this Agreement by Party A do not violate any applicable laws or regulations, do not constitute a breach or default of any contract to which Party A is a party, and do not violate any judgment, etc., of a government agency applicable to Party A.
3.	No consents, etc., of government agencies are required to be obtained by Party A, nor are any notifications, etc., required to be made by Party A to government agencies, for the execution and performance of this Agreement by Party A.
4.	This Agreement has been lawfully and validly executed by Party A and, upon its execution, creates legal, valid, and enforceable obligations on Party A to be bound by its terms.
5.	Party A (i) does not fall under the category of Anti-Social Forces (meaning organized crime groups, members or quasi-members of organized crime groups, companies with any association with organized crime groups, corporate racketeers (Sokaiya), groups posing as social movements or political organizations, specialized intellectual violence groups, and other similar persons; the same shall apply hereinafter), and (ii) has no direct or indirect transfer of funds or any other relationship with Anti-Social Forces, and has not provided funds to Anti-Social Forces under any pretext.
6.	Party A is the shareholder recorded in the shareholder registry who substantially owns the Class B Shares, Class C Shares, and Class D Shares, and has lawfully acquired and validly owns these Subject Shares. No security interest has been established over these Subject Shares.
7.	Party A has not suspended payment, is not insolvent, and is not in an excess of liabilities over assets. No bankruptcy proceedings have been commenced against Party A, and no petition for the commencement of such proceedings has been filed.

Exhibit 5

Representations and Warranties of Party B

1.	Party B has full legal capacity and competence as an adult, including the capacity to contract, necessary to conclude and perform this Agreement.
2.	The execution and performance of this Agreement by Party B do not violate any applicable laws or regulations, do not constitute a breach or default of any contract to which Party B is a party, and do not violate any judgment, etc., of a government agency applicable to Party B.
3.	No consents, etc., of government agencies are required to be obtained by Party B, nor are any notifications, etc., required to be made by Party B to government agencies, for the execution and performance of this Agreement by Party B.
4.	This Agreement has been lawfully and validly executed by Party B and, upon its execution, creates legal, valid, and enforceable obligations on Party B to be bound by its terms.
5.	Party B (i) does not fall under the category of Anti-Social Forces, and (ii) has no direct or indirect transfer of funds or any other relationship with Anti-Social Forces, and has not provided funds to Anti-Social Forces under any pretext.
6.	Party B has not suspended payment, is not insolvent, and is not in an excess of liabilities over assets. No bankruptcy proceedings have been commenced against Party B, and no petition for the commencement of such proceedings has been filed.